UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                          reported): August 14, 2006

                 CWABS Asset-Backed Certificates Trust 2006-9
                 --------------------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-131591-12

                                  CWABS, Inc.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-131591

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                 Delaware                                 95-4596514
                 --------                                 ----------
  (State or Other Jurisdiction of           (I.R.S. Employer Identification No.
   Incorporation of the depositor)                    of the depositor)

         4500 Park Granada, Calabasas, California                     91302
         ----------------------------------------                 ------------
(Address of Principal Executive Offices of the depositor)         (Zip Code)


The depositor's telephone number, including area code (818) 225-3237
                                                      --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.

Item 8.01.    Other Events.
---------     ------------

      On June 30, 2006, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 2006, by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Asset-Backed Certificates, Series 2006-9 (the "Certificates"). The Certificates were issued on June 30, 2006. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

      The Funding Period ended on August 14, 2006. The tables attached hereto as Exhibit 99.1 describe characteristics of the final mortgage pool following the transfer to the Issuing Entity of all Subsequent Mortgage Loans during the Funding Period and as of the related Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans in the final mortgage pool as of the related Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.  Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.
---------   ---------------------------------

      (a)   Financial Statements of Businesses Acquired.
            -------------------------------------------

            Not applicable.

      (b)   Pro Forma Financial Information.
            -------------------------------

            Not applicable.

      (c)   Shell Company Transactions.
            --------------------------

            Not applicable.

      (d)   Exhibits.

            99.1        Characteristics of Final Mortgage Pool



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

                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CWABS, INC.



                                              By:  /s/ Michael Schloessmann
                                                   ------------------------
                                              Name:    Michael Schloessmann
                                              Title:   Vice President



Dated: September 8, 2006



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

                                 Exhibit Index
                                 -------------



Exhibit No.          Description
-----------          -----------

99.1                 Characteristics of Final Mortgage Pool


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